Income Taxes - Significant Components of Company's Deferred Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Non-Current Deferred Tax Assets:
Reserves and accruals	$ 287,850	$ 71,953
Net Operating Loss Carryforwards	26,174,912	22,125,807
Research and development credits	1,381,296	1,345,833
Intangible Assets		46,784
Intangible Assets	(74,113)
Fixed Assets	9,080
Fixed Assets		(10,505)
Total Non-Current Deferred Tax Assets	27,779,025	23,579,872
Valuation Allowance	(27,779,025)	(23,579,872)
Net Deferred Tax Assets	$ 0	$ 0